UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2006

VAXGEN, INC.

(Exact name of Registrant as Specified in its Charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-26483 (Commission File Number)	94-3236309 (I.R.S. Employer Identification Number)

1000 MARINA BLVD., SUITE 200, BRISBANE, CALIFORNIA 94005

(Address of Principal Administrative Offices)

Registrant’s Telephone Number, Including Area Code:          (650) 624-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8—OTHER EVENTS

Item 8.01. Other Events.

VaxGen has received a Warning Letter from the Office of Compliance and Biologics Quality of the United States Food and Drug Administration's (the FDA’s) Center for Biologics Evaluation and Research. The Letter, which was posted on the FDA's web site on April 4, 2006, alleges that a Question and Answer document distributed by the company at the 4th Annual Federal Biodefense Research meeting in October 2005 contains statements that prematurely promote VaxGen’s anthrax vaccine candidate as safe and effective prior to FDA approval, which would be a violation of the Federal Food, Drug and Cosmetic Act and related regulations.

VaxGen has complied with the FDA's request to stop disseminating the Questions and Answers document. The company expects to work with the FDA to take appropriate corrective action. The Warning Letter can be viewed on the FDA’s web site at www.fda.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VaxGen, Inc.
(Registrant)

Dated: April 5, 2006

By: /s/ Matthew J. Pfeffer
Matthew J. Pfeffer
Chief Financial Officer